Lazard Funds Summary Prospectus	May 1, 2019

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2019 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to Contact.US@Lazard.com.

Lazard Managed Equity Volatility Portfolio	Institutional Shares	Open Shares	R6 Shares
	MEVIX	MEVOX	RMEVX

Important Information on Paperless Delivery
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.60%	.60%	.60%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	1.04%	5.01%	1.04%	*

Total Annual Portfolio Operating Expenses	1.64%	5.86%	1.64%
Fee Waiver and/or Expense Reimbursement**	.89%	4.81%	.94%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.75%	1.05%	.70%

* “Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .75%, 1.05% and .70% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 167	$ 517	$ 892	$ 1,944
Open Shares	$ 583	$ 1,735	$ 2,868	$ 5,614
R6 Shares	$ 167	$ 517	$ 892	$ 1,944

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. Volatility, a risk measurement, measures the magnitude of fluctuations in the value of a financial instrument or index over time. The Investment Manager seeks to generate attractive risk-adjusted equity returns (returns after accounting for the risk taken to achieve those returns) while lowering portfolio volatility (up and down movements in the fund’s returns). The Investment Manager’s investment process is benchmark-unaware, which means that the Portfolio’s assets are not managed by reference to a benchmark index. The Investment Manager examines fundamental company information (such as financial statements) and seeks to identify high quality companies with sustainable operating performance in order to build a well-diversified global portfolio of common stocks. The Investment Manager performs an independent assessment of stock risk and also seeks to manage risk through diversification.

The Portfolio management team selects investments for the Portfolio from a broad investment universe of stocks and depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts, real estate investment trusts (“REITs”), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically focus on securities of developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics and create a low volatility portfolio. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in exchange-traded open-end management investment companies ("ETFs") and similar products, which generally pursue a passive index-based strategy.

Summary Prospectus

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Summary Prospectus

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio's foreign currency exposure.

REIT Risk. REITs are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the Investment Company Act of 1940, as amended, in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Other Equity Securities Risk. Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Managed Equity Volatility Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at

Summary Prospectus

www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter:
Q1 17	6.71%

Worst Quarter:
Q4 18	-9.88%

Average Annual Total Returns
(for the periods ended December 31, 2018)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	5/29/15
Returns Before Taxes		-7.21%	4.27%
Returns After Taxes on Distributions		-7.60%	3.55%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-4.01%	3.22%
Open Shares (Returns Before Taxes)	5/29/15	-7.50%	3.93%
R6 Shares (Returns Before Taxes)		-7.21%	4.27%
MSCI World Index		-8.71%	3.54%
(reflects no deduction for fees, expense or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Taras Ivanenko, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Summary Prospectus

Ciprian Marin, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Craig Scholl, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Susanne Willumsen, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Alex Lai, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Jason Williams, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2019.

Summary Prospectus

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*†	$10,000**
Open Shares*	$2,500
R6 Shares†	$1,000,000

* Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares ($100,000 until June 1, 2019) or $2,500 for Open Shares.

** $100,000 until June 1, 2019.

† There is no minimum investment amount for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, certain types of employee benefit plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Fund’s transfer agent, DST Asset Manager Solutions, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com